SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

Date of Report :  February 25, 1998

(Date of earliest event reported)

Commission File No.:  033-34957


Homeside Mortgage Securities, Inc.,
Multi-Class Mortgage Pass-Through Certificates, Series 1998-1 Trust

New York (governing law of Pooling and Servicing Agreement)
(State of Incorporation)

52-2081749
(I.R.S. Employer Identification No.)

c/o Norwest Bank Minnesota, N.A.
7485 New Horizon Way
Frederick, MD                                                      21703
(Address of principal executive offices)                         (Zip Code)


(301) 696-7900
Registrant's Full Telephone Number


(Former name, former address and former fiscal year,
               if changed since last report)

ITEM 5.  Other Events

On February 25, 1998 a distribution was made to holders of Homeside Mortgage Securities, Inc., Multi-Class Mortgage Pass-Through Certificates, Series 1998-1 Trust.

ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit Number                       Description

(EX-99.1)      Monthly report  distributed  to holders of  Multi-Class  Mortgage
               Pass-Through  Certificates,  Series 1998-1 Trust, relating to the
               February 25, 1998 distribution





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Homeside Mortgage Securities, Inc.,
Multi-Class Mortgage Pass-Through Certificates, Series 1998-1 Trust


March 05, 1998      by Norwest Bank Minnesota, N.A., as Trustee
                    /s/ Sherri J. Sharps, Vice President


                                 INDEX TO EXHIBITS



Exhibit Number                       Description

(EX-99.1)      Monthly report  distributed  to holders of  Multi-Class  Mortgage
               Pass-Through  Certificates,  Series 1998-1 Trust, relating to the
               February 25, 1998 distribution